Operating Leases	12 Months Ended
Dec. 31, 2016
Leases [Abstract]
Operating Leases

Note 14 — Operating Leases
Cleco maintains operating leases in its ordinary course of business activities. For the years ended December 31, 2016, 2015, and 2014, operating lease expense of $9.0 million, $9.4 million, and $9.4 million was recognized, respectively. The following table is a summary of expected operating lease payments for Cleco and Cleco Power:

(THOUSANDS)	CLECO HOLDINGS	CLECO POWER	TOTAL
Year ending Dec. 31,
2017	$315	$6,505	$6,820
2018	313	2,939	3,252
2019	—	2,823	2,823
2020	—	2,801	2,801
2021	—	2,396	2,396
Thereafter	—	3,301	3,301
Total operating lease payments	$628	$20,765	$21,393

Cleco Power leases utility systems from two municipalities and one non-municipal public body. The first municipal lease has a term of 10 years and expires on August 11, 2021. The second municipal lease has a term of 10 years and expires on May 13, 2018. The non-municipal lease has a term of 27 years and expires on July 31, 2039. Each utility system lease contains provisions for extensions.
Cleco Power has leases for 231 railcars for coal transportation. One lease for 115 railcars expires on March 31, 2021. The other lease for 116 railcars expires on March 31, 2017 and management is evaluating future options. Cleco Power pays a monthly rental fee per car. The railcar leases do not contain contingent rent payments.
Cleco Power leases three towboats to push the barges that deliver solid fuels to the plant site. The lease agreement for these towboats expires on August 31, 2017. Cleco Power pays a fixed amount for the towboats that is adjusted annually.
Cleco and Cleco Power’s remaining leases provide for office and operating facilities, office equipment, tower rentals, and vehicles.